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                                                                   EXHIBIT 10.80


                                  EZCORP, INC.

                                 LIMITED WAIVER

                             AS OF AUGUST 14, 2000

                  WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION

                                    AS AGENT

                                      AND

                                  ISSUING BANK
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                             As of August 14, 2000


EZCORP, INC.
1901 Capitol Parkway
Austin, Texas 78746

         Re: Limited Waiver

Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of December 10, 1998 (as the same has been amended, supplemented or modified from time to time, the "Credit Agreement"), among EZCORP, INC., a Delaware corporation (the "Borrower"), each of the Lenders and Wells Fargo Bank Texas, National Association (successor by consolidation to Wells Fargo Bank (Texas), National Association), as Agent for itself and the other Lenders and as the Issuing Bank. All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Credit Agreement.

         The Borrower has notified the Agent and the Lenders it is not in compliance with Sections 10.2 (Leverage Ratio) and 10.5 (Fixed Charge Coverage Ratio) of the Credit Agreement for the Fiscal Quarter ended June 30, 2000 (herein the "Financial Covenant Violations") and has requested the Agent and Lenders not exercise any remedies as a result of such Financial Covenant Violations.

         The Agent, the Lenders and the Issuing Bank hereby agree (i) not to exercise any remedies under the Loan Documents solely as a result of the Financial Covenant Violations, and (ii) to continue to make Advances and issue Letters of Credit as long as all the conditions precedent set forth in Section
6.2 of the Credit Agreement are complied with, except only any non-compliance which results solely as a result of the Financial Covenant Violations, in each case of (i) and (ii), from June 30, 2000 through and including September 15, 2000 (herein the "Limited Waiver"). Subsequent to September 15, 2000, the Agent and the Lenders may exercise any and all remedies as a result of the Financial Covenant Violations.

         In connection with the Limited Waiver, Borrower agrees contemporaneously with the execution and delivery hereof, to pay to the Agent for the pro rata benefit of the Lenders based on the Commitments a fee in the amount of Two Hundred Thousand Dollars ($200,000.00).

         The Limited Waiver is effective only to the extent specifically stated above and is limited as specified herein. Except as expressly stated herein, the Limited Waiver shall not be construed as a consent to or waiver of any Default which may now exist or hereafter occur or any violation of any term, covenant or provision of the Credit Agreement or any other Loan Document. All rights and remedies of the Lenders and the Agent are hereby expressly reserved with respect to any such other violation or Default. The Limited Waiver does not affect or diminish the right of the Agent and the Lenders to require strict performance by the Borrower and each Guarantor of each provision of any Loan Document to which it is a party, except as expressly provided herein. All terms and provisions of, and all rights and remedies of the Agent and the Lenders under, the Loan Documents shall continue in full force and effect and are hereby confirmed and ratified in all respects.

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         IN ADDITION, TO INDUCE THE AGENT, THE LENDERS AND THE ISSUING BANK TO
AGREE TO THE LIMITED WAIVER, BORROWER AND EACH GUARANTOR REPRESENT AND WARRANT THAT AS OF THE DATE OF THEIR EXECUTION OF THIS LETTER AGREEMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH EACH OF THEM:

                  (a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS LETTER AGREEMENT, AND

                  (b) RELEASE. RELEASES AND DISCHARGES THE AGENT, THE LENDERS AND THE ISSUING BANK, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER OR ANY GUARANTOR EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND HEREBY.

         THIS LETTER AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO RELATING TO THE LIMITED WAIVER SET FORTH HEREIN AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE LIMITED WAIVER SET FORTH HEREIN AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This letter agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same letter agreement. This letter agreement shall not be effective unless and until the Agent, the Lenders, the Issuing Bank, the Borrower and the Guarantors each have executed and delivered a counterpart hereof, whereupon this letter agreement shall be effective as of the date first above written. Signatures transmitted by facsimile shall be effective as originals.


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         By executing this letter agreement in the spaces provided below, (a)
the Agent, the Lenders and the Issuing Bank agree to the terms, conditions and provisions hereof, (b) the Borrower agrees to the terms, conditions and provisions hereof, and (c) the Guarantors (i) consent and agree to the Limited Waiver and the other terms, conditions and provisions hereof, and (ii) agree that the Guaranties and all other Loan Documents to which the Guarantors, respectively, are a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

                              AGENT AND LENDERS AND ISSUING BANK:

                              WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Agent and as a Lender and as Issuing Bank

                              By:
                                 ----------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------


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                                   BANK ONE, TEXAS, NATIONAL ASSOCIATION

                                   By:
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                   GUARANTY FEDERAL BANK, F.S.B.

                                   By:
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                   COMERICA BANK-TEXAS

                                   By:
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                   THE CHASE MANHATTAN BANK
                                   (successor by merger to
                                   Chase Bank of Texas, National Association)

                                   By:
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

ACCEPTED AND AGREED TO
as of the date first above written:

BORROWER:

EZCORP, INC.

By:
   --------------------------------
   Name:
        ---------------------------
   Title:
         --------------------------


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GUARANTORS:

EZPAWN ALABAMA, INC.
EZPAWN ARKANSAS, INC.
EZPAWN COLORADO, INC.
EZPAWN FLORIDA, INC.
EZPAWN GEORGIA, INC.
EZPAWN HOLDINGS, INC.
EZPAWN INDIANA, INC.
EZPAWN LOUISIANA, INC.
EZPAWN NEVADA, INC.
EZPAWN NORTH CAROLINA, INC.
EZPAWN OKLAHOMA, INC.
EZPAWN TENNESSEE, INC.
TEXAS EZPAWN MANAGEMENT, INC.
EZ CAR SALES, INC.
EZPAWN CONSTRUCTION, INC.
EZPAWN KANSAS, INC.
EZPAWN KENTUCKY, INC.
EZPAWN MISSOURI, INC.
EZPAWN SOUTH CAROLINA, INC.
EZCORP INTERNATIONAL, INC.
EZ MONEY NORTH CAROLINA, INC.


By:
   ------------------------------------
   Name:
        -------------------------------
   Title:
         ------------------------------

TEXAS EZPAWN L.P.

By: TEXAS EZPAWN MANAGEMENT, INC.,
    its sole general partner

    By:
       --------------------------------
       Name:
            ---------------------------
       Title:
             --------------------------


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